LANCASTER FUNDS




                                 CAPITAL BUILDER

                                   CONVERTIBLE

                               CRESTONE SMALL CAP

                             GOVERNMENT/QUALITY BOND



                                  ANNUAL REPORT
                                  JUNE 30, 1997

                        TABLE OF CONTENTS


         Shareholder Letter.................................  1

         Fund Review/Comparison Graphs
            Capital Builder Fund............................  2
            Convertible Fund................................  4
            Crestone Small Cap Fund.........................  6
            Government/Quality Bond Fund....................  8

         Independent Auditors' Report....................... 10

         Schedule of Investments
            Capital Builder Fund............................ 11
            Convertible Fund................................ 14
            Crestone Small Cap Fund......................... 18
            Government/Quality Bond Fund.................... 22

         Statement of Assets and Liabilities................ 23

         Statement of Operations............................ 24

         Statements of Changes in Net Assets
            Capital Builder Fund............................ 25
            Convertible Fund................................ 25
            Crestone Small Cap Fund......................... 26
            Government/Quality Bond Fund.................... 26

         Financial Highlights
            Capital Builder Fund............................ 27
            Convertible Fund................................ 29
            Crestone Small Cap Fund......................... 31
            Government/Quality Bond Fund.................... 33

         Notes to Financial Statements...................... 35

LANCASTER FUNDS

FELLOW SHAREHOLDERS:

In early July 1996, the beginning of fiscal 1997, the Dow Jones Industrial Average was at 5,600 and questions were raised about the Average breaking through 6,000 by the end of the calendar year. As we know, the Dow ended the year close to 6,500 and as this letter is written, the average exceeds 8,200. With the exception of March 1997, when the Chairman of the Federal Reserve Bank gave his "irrational exuberance" speech, stock prices have risen steadily throughout 1997. Similarly, interest rates have generally declined throughout the fiscal year. Using the 10 year government as a proxy, interest rates were approximately 6.90% at the end of June 1996 and are currently yielding 6.25%.

In spite of the relatively favorable rate of growth in the economy and corresponding low unemployment rate, inflation has remained under control. As a consequence, interest rates declined, which along with the increase in corporate earnings, has pushed price/earnings ratios to near record highs.

Where are stock prices going from here? Over the near term, we do not know. However, we know that over the long term stock prices cannot continue to increase in excess of 20% per annum when corporate earnings are growing in the range of 8-10%. In addition, we know that historically equities have provided excess returns over fixed income instruments. Therefore, we plan to remain somewhat fully invested with a renewed emphasis upon investing in stocks which are reasonably priced in relation to their internal growth rates as opposed to measuring prices relative to the market.

At these levels our memories make us somewhat cautious, but we are also cognizant of the fact that equities are long term investments, and it is impossible to accurately predict the tops and bottoms of markets.

Sincerely,



John H. Conley
President                                                         August 6, 1997

CAPITAL BUILDER FUND

OBJECTIVE:
Capital Builder Fund has as a primary investment objective to seek long-term capital appreciation with a secondary objective of providing current income. The Fund invests in a diversified portfolio of common and preferred stocks, convertible securities, U.S. Government Securities, repurchase agreements, mortgage-backed securities, corporate debt securities, and money market instruments. At least 65% of the Fund's total assets will be invested in common and preferred stocks and securities convertible into common stocks.

PERFORMANCE REVIEW:
For the twelve months ended June 30, 1997, the Capital Builder Fund increased 23.5% compared to 34.7% for the S&P 500, but in line with the increase of 23.3% for the S&P 400 Midcap. The difference in performance between the two indices reflects the disparity in performance between companies with large market capitalizations and those with a small to mid-sized market cap. Similarly, within the Capital Builder Fund, the majority of the better performing stocks were the larger companies such as G.E., Merck, Freddie Mac and Gillette, a repeat from fiscal 1996. However, having a large capitalization was not sufficient in itself to insure favorable market performance as indicated by underperformance of such well regarded companies as Eastman Kodak and McDonalds. The lack of price appreciation from these two securities as well as several of the smaller cap stocks such as Pall Corporation ($2.7 billion) and Worthington Industries ($1.7 billion) restricted the overall performance of the fund. However, the long-term outlook for these companies, which are leaders within their respective industries, remains favorable and we believe will generate above average long-term returns.

We have maintained some liquidity over the past several months, which we would not hesitate using as individual securities meet our investment criteria.

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                    Capital Builder Investor and the S&P 500


Avg. Annual Return
------------------                                           06/30/97 Value
1 year      23.52%                                          ---------------
5 year        -                     Capital Builder Investor   $14,851.36
Inception   23.81%                  S&P 500                    $16,528.22


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                     Capital Builder Select and the S&P 500


     Return*
------------------                                           06/30/97 Value
1 year        -                                              ---------------
5 year        -                     Capital Builder Select     $10,534.27
Inception    5.31%                  S&P 500                    $11,263.00



* Not annualized, as it may not be representative of the total return for the year.

Results for Select Shares reflect payment of a maximum sales charge of 3.9% on the $10,000 investment with dividends reinvested.

Past performance is not predictive of future performance.

Capital Builder Investor shares for the period August 24, 1995 (inception) through June 30, 1997.

Capital Builder Select Shares for the period March 3, 1997 (inception) through June 30, 1997.

CONVERTIBLE FUND

OBJECTIVE:
The Convertible Fund has the investment objective of preservation of capital while maximizing total return (a combination of capital gains, interest and dividends) by investing in a portfolio of convertible corporate debt securities and/or convertible preferred stock. In seeking to accomplish its objective, the Fund normally invests at least 65% of its total assets in a diversified portfolio of convertible securities, primarily bonds and preferred stocks which are convertible into common stock.

PERFORMANCE REVIEW:
The Convertible Fund performed well, up 19.51% for the fiscal year ended June 30, 1997, and up 18.91% year-to-date through July 31, 1997 versus its benchmark, the First Boston Convertible Securities Index which was up 15.13% for the fiscal year ended June 30, 1997 and up 15.31% year-to-date through July 31, 1997.

The most positive influence on portfolio performance throughout the Fund's fiscal year resulted from our exposure to the financial sector. By the middle of 1996, it became apparent that inflation was not a problem and the Fed would not raise interest rates. The securities we held in financial firms benefitted along with the bond market. This sector continued to provide positive returns in the first quarter of 1997, although by then we were decreasing the size of our position. The energy sector has also made an important contribution to performance over the past year and we have begun to take profits in selected names. Comprising as much as 18% of the portfolio earlier in the year, the sector was reduced to 12% as of June 30, 1997. The structure of the exposure has evolved. We are in the process of decreasing our exposure to integrated oil companies while increasing our exposure to oil service and drilling companies. We expect to see better than 2% annual growth rates in oil demand, which should result in increased drilling activities.

We have slowly increased our technology exposure over the fiscal year. While we believe that sector will continue to offer opportunities, we may have been a bit premature in increasing our exposure in the Fund.

By the end of 1996, with market valuations at high levels, in the face of declining earnings momentum and rising interest rates, we systematically lowered the overall risk posture in the Fund as convertibles increased in value. That meant we often sold convertibles that were priced in excess of 130% of par and swapped them into other convertibles that were trading near par and had a good balance of risk and reward. The result for the portfolio was improved credit quality and reduced downside protection. This defensive posture had a beneficial effect in the first quarter of 1997.

We continue to emphasize downside protection and good quality in the securities we buy. The Fund remains approximately 60% investment grade, which has been achieved through restructuring and upgrades risk/reward posture this year. Consequently, we believe the Fund is well situated to endure the volatility that has pervaded the market over the last few months, and at the same time, to participate in any rise in the markets.

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Convertible Investor and the First Boston Convertible Securities Index


Avg. Annual Return
-------------------                                             06/30/97 Value
1 year      19.51%                                              --------------
5 year      14.22%           Convertible Investor                 $24,219.06
Inception   10.30%           First Boston Convertible Securities  $28,387.13

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Convertible Select and the First Boston Convertible Securities Index


      Return*
-------------------                                             06/30/97 Value
1 year        -                                                 --------------
5 year        -               Convertible Select                   $9,730.00
Inception   (2.71)%           First Boston Convertible Securities $10,291.00


* Not annualized, as it may not be representative of the total return for the year.

Results for Select Shares  reflect  payment of a maximum sales charge of
3.9% on the $10,000   investment with dividends reinvested.

Past performance is not predictive of future performance.

Convertible Investor Shares for the period June 23, 1988 (inception) through June 30, 1997.

Convertible Select Shares for the period June 16, 1997 (inception) through June 30, 1997.

CRESTONE SMALL CAP FUND

OBJECTIVE:

The Crestone Small Cap Fund has an investment objective of long-term capital appreciation. The Fund will normally invest at least 90% of its assets (excluding Money Market Instruments) in stocks of companies which have market capitalizations of between $50 million and $2 billion, with the average market capitalization of these companies owned by the Fund in the aggregate normally between $350 million to $600 million. Market capitalization is determined by multiplying the per share market value of a company's shares by the total number of shares outstanding.

The Fund's investment strategy is referred to as "growth at a discount." Companies considered for inclusion in the portfolio will show an above average growth, in general trade at a discount to the S&P 500 price-earnings ratio, have consistent positive historical earnings over the last three to five years, have debt to capital ratios of 35% or less, and either have cash exceeding 10% of shareholder equity, employee ownership exceeding 10% or are currently paying a dividend.

PERFORMANCE REVIEW:

The Fund's performance for the fiscal year was 15.93% versus the Russell 2000 index return of 16.28% for the same time period. As measured by the indexes, the Small Cap world almost pulled even with the Big Caps in the second quarter after a horrible April. A wonderful May produced about a 16.2% return in the second quarter for the Russell 2000 versus a 17.4% rate for the S&P 500. The Crestone Small Cap Fund returned approximately 18.9% for the quarter largely based on an explosive May.

There is still plenty of work left to do this year as the Fund still trails the Russell 2000 by 5.5% at the six month mark ending June 30, 1997 (+4.66% vs. +10.16%). In the second quarter, Technology and Producer Durables were the best performing groups within the Small Cap market. The worst performer were Materials and Processing, Utilities and Financial Services with Healthcare and Energy also slightly underperforming the index. For the six month period the best performing groups have been Consumer Retailing and selected Technology stocks. The worst groups year-to-date have been Healthcare, Financial Services and Energy.

In an effort to reduce the volatility (and therefore the risk) of the Fund we are instituting a series of weighting "collars" for the portfolio relative to the S&P 600 (S&P Small Cap). As a result, we will be much less tolerant of large divergences in sector weightings versus the index in the future. Therefore our overweightings in Energy and Technology will come down by the end of the third quarter. Small Caps still look good in a valuation sense.

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                Crestone Small Cap Investor and the Russell 2000


Avg. Annual Return
-------------------                                             06/30/97 Value
1 year      15.93%                                              --------------
5 year        -                    Crestone Small Cap Investor   $20,358.29
Inception   15.29%                 Russell 2000                  $22,757.39

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                 Crestone Small Cap Select and the Russell 2000


      Return*
-------------------                                             06/30/97 Value
1 year        -                                                 --------------
5 year        -               Crestone Small Cap Select          $11,151.50
Inception   11.52%            Russell 2000                       $11,588.83


* Not annualized, as it may not be representative of the total return for the year.

Results for Select Shares  reflect  payment of a maximum sales charge of
3.9% on the $10,000   investment with dividends reinvested.

Past performance is not predictive of future performance.

Crestone Small Cap Investor Shares for the period July 1, 1992 (inception) through June 30, 1995.

Crestone Small Cap Select Shares for the period October 1, 1996 (inception) through June 30, 1997.

GOVERNMENT/QUALITY BOND FUND

OBJECTIVE:

The investment objective of the Government/Quality Bond Fund is income and capital appreciation consistent with preservation of capital. The Fund attempts to achieve its objective by investing solely in U.S. Government Securities, repurchase agreements on U.S. Government Securities, and corporate bonds rated A or better by Moody's or Standard & Poor's. The Fund's average maturity of all U.S. Government Securities and corporate bonds will not exceed ten years.


PERFORMANCE REVIEW:

Interest rates trended lower through February 1997 and then increased in March and April of 1997 resulting in the yield on the 10 year government being essentially unchanged from the beginning of the fiscal year at approximately 6.0%. Subsequently as the fear of inflation faded, rates declined and ended the year at approximately 6.45% and now, in early August, are 6.25%.

The total return on the Fund for the year was 6.4% versus 6.9% for the Merrill Lynch U.S. Treasury Intermediate Term Bond Index. The Fund remains a sound alternative for those investors seeking income and preservation of capital.

                               [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Gov't/Quality Bond Investor and the Merrill Lynch U.S. Treasury Inter-Term Bond


Avg. Annual Return
-------------------                                               06/30/97 Value
1 year      6.37%                                                 --------------
5 year      5.42%        Gov't/Qualtiy Bond Investor                  $24,219.06
Inception   7.10%        Merrill Lynch U.S. Treasury Inter-Term Bond  $28,387.13

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Gov't/Quality Bond Select and the Merrill Lynch U.S. Treasury Inter-Term Bond


      Return*
-------------------                                               06/30/97 Value
1 year        -                                                   --------------
5 year        -           Gov't/Qualtiy Bond Select                    $9,820.58
Inception   (1.80)%       Merrill Lynch U.S. Treasury Inter-Term Bond $10,086.00



* Not annualized, as it may not be representative of the total return for the year.

Results for Select Shares reflect payment of a maximum sales charge of 1.5% on the $10,000 investment with dividends reinvested.

Past performance is not predictive of future performance.

Government/Quality Bond Investor Shares for the June 16, 1997 (inception) through June 30, 1997.

Government/Quality Bond Select Shares for the period June 23, 1988 (inception) through June 30, 1997.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lancaster Funds (comprised respectively of the Capital Builder, Convertible, Crestone Small Cap, and Government/Quality Bond Funds) as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended (period from August 24, 1995, commencement of operations, to June 30, 1997 for the Capital Builder Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period July 1, 1992 to June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the Lancaster Funds as of June 30, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended (period from August 24, 1995, commencement of operations, to June 30, 1997 for the Capital Builder Fund) in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 25, 1997

                                LANCASTER FUNDS
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997

                              CAPITAL BUILDER FUND

                                                     Percent
                                                     of Net        Market
 Shares      Common Stock - 89.31%                   Assets        Value
---------   --------------------------------      -----------    ----------

          Computer Related                           3.00%
   7,000    First Data Corporation                                 $307,563
                                                                   --------
          Cosmetics & Toiletries                     5.01%
   5,424    Gillette Company                                        513,924
                                                                   --------

          Electronics                                8.07%
   8,000    General Electric Company                                523,000
   8,750    Molex Inc.                                              305,156
                                                                   --------
                                                                    828,156
                                                                   --------
          Entertainment/Leisure                      3.27%
   7,000    Harley-Davidson Inc.                                    335,563
                                                                   --------

          Financial Services                         9.08%
   3,000    Chase Manhattan Corporation                             291,188
  10,800    Federal Home Loan Mortgage Corporation                  371,250
   1,000    Wells Fargo & Company                                   269,500
                                                                   --------
                                                                    931,938
                                                                   --------

          Food-Processing                            4.06%
   6,500    ConAgra Inc.                                            416,813
                                                                   --------

          Household Products/Wares                   7.70%
  12,000    Newell Company                                          475,500
   9,000    Libbey Inc.                                             315,000
                                                                   --------
                                                                    790,500
                                                                   --------
          Insurance                                  3.30%
   3,000    MBIA Inc.                                               338,438
                                                                   --------

          *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      Schedule of Investments (Continued)
                              CAPITAL BUILDER FUND

                                                     Percent
                                                     of Net       Market
 Shares     Common Stock (Continued)                 Assets       Value
--------  -------------------------------------    -----------  ------------
          Iron/Steel                                  3.02%        $90,563
  17,250    Kentucky Electric Steel Inc.*                          219,750
  12,000    Worthington Industries Inc.                           --------
                                                                   310,313
                                                                  --------

          Linen Supply & Rel Items                    2.10%        216,000
   8,000    Unitog Company                                        --------


          Machine-Diversified                         2.51%        257,813
   7,500    Thermo Electron Corporation*                          --------


          Manufacturing                               6.16%        307,000
   4,000    Eastman Kodak Company                                  325,500
  14,000    Pall Corporation                                      --------
                                                                   632,500
                                                                  --------

          Oil Company - Integrated                    3.02%        310,500
   8,000    Unocal Corporation                                    --------


          Office/Business                             4.47%        458,700
   6,600    Pitney-Bowes Inc.                                     --------


          Pharmaceutical/Medical                      5.04%        517,500
   5,000    Merck & Company                                       --------

          Pipelines                                   3.72%        381,408
   7,171    Coastal Corporation                                   --------


          Publishing/Printing                         2.84%        291,375
   7,000    Belo (A. H.) Corporation Series A                     --------


          Real Estate                                 4.05%        416,000
  13,000    Simon Property Group Inc.                             --------


          *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      Schedule of Investments (Continued)
                              CAPITAL BUILDER FUND

                                                     Percent
                                                     of Net       Market
 Shares     Common Stock (Continued)                 Assets       Value
--------  -------------------------------------    -----------  ------------
          Restaurant/Food Service                     3.06%
   6,500    McDonald's Corporation                               $314,031
                                                                 --------

          Retail Store/Apparel                        4.74%
   3,500    Payless Shoesource*                                   191,406
   5,500    Sears Roebuck & Company                               295,625
                                                                 --------
                                                                  487,031
                                                                 --------

          Telecommunication Equipment                 1.09%
   4,000    Andrew Corp*                                          112,500
                                                                 --------

             Total Common Stock                                 9,168,566
                                                                ---------

          CLOSED-END MANAGEMENT COMPANY - 3.92%

  22,851    Global Health Sciences Fund                           402,746
                                                                 --------



    Total Investment in Securities (cost $6,512,771)  93.23%   9,571,312
    Cash Equivalents                                   6.82%     699,981
    Other Assets, less Liabilities                     0.05%      (4,859)
                                                     ------   ----------
    NET ASSETS                                       100.00% $10,266,434
                                                     ======   ==========

          *Indicates nonincome-producing security.

          See accompanying notes to financial statements.

                                LANCASTER FUNDS
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997

                                CONVERTIBLE FUND

Principal                                                             Market
 Amount           Convertible Debentures - 44.61%                     Value
--------    -------------------------------------                   ------------
   90,000   Automatic Data Processing, Inc. 0% due 2/20/12             $55,439
   35,000   Alza Corporation 5.00% due 5/1/06                           35,516
   45,000   Beverly ENT 5.5% due 08/01/18                               55,608
   65,000   Baker Hughes, Inc  0% due 5/5/08                            52,150
   45,000   Comverse, 5.75% due 10/01/06                                58,838
   52,000   Diamond Offshore Drilling, 3.75% due 2/15/07                59,963
   35,000   Hasbro, Inc. 6.00% due 11/15/98                             51,208
   45,000   Hilton Hotels, Inc 5.00% due 5/15/06                        48,285
   50,000   Integrated health, 6.00% due 1/01/03                        61,359
   30,000   Interpublic Group, Inc. 3.75% due 4/1/02                    40,875
   75,000   Jacor Comm, Inc. 0% due 6/12/11                             41,531
   50,000   Masco Corp, 5.25% due 2/15/12                               53,063
   65,000   Marriot International, Inc  0% due 3/25/11                  39,525
   85,000   Motorola, Inc. 0% due 9/27/13                               76,962
   60,000   Mascotech, Incorporated, 4.5% due 12/15/03                  54,975
   40,000   Nabors Industrial Inc. 5.00% due 5/15/06                    60,425
   70,000   Pharmaceutical Marketing Euro, 6.25% due 2/01/03            58,494
   36,000   Pennzoil Company 4.75% due 10/1/03                          46,250
   50,000   Rouse Corporation 5.75% due 7/23/02                         52,625
   95,000   RPM, Inc. 0% due 9/30/12                                    45,481
   55,000   Standard Commercial Corp., 7.25% due 3/31/07                49,225
   70,000   Thermo Electron Corporation 5.00% due 4/15/01               77,180
  140,000   USF&G. Inc. 0% due 3/3/09                                  101,217
                                                                     ---------


              Total Convertible Debentures                          $1,276,194
                                                                    ----------


            *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                CONVERTIBLE FUND

                                                        Percent
                                                         of Net       Market
 Shares                                                  Assets       Value
                     PREFERRED STOCK - 34.05%
--------   -------------------------------------     -----------  ------------
            Financial Services                           11.87%

      780     American Bankers Insurance $3.125 Pfd Series B           $56,160
      500     Ahmanson Co., Pfd Series D                                46,250
      250     Conseco, Inc. 7.00% Pfd                                   32,438
      720     Finova Finance Trust 5.50% Pfd                            41,400
      300     First Union Real Estate 8.4% Pfd                          13,650
    1,625     Lehman Bros Holding                                       65,813
    3,000     National Australia Bank 7.875% Pfd                        83,813
                                                                      --------
                                                                       339,524
                                                                      --------
            Food/Beverage/Tobacco                         1.98%
    1,400     Dean Foods Co.                                            56,525
                                                                      --------

            Industrial Services                           15.73%
    1,000     AES Trust I                                               58,875
      650     Corning Delaware 6.00% due 8/5/98                         56,550
    1,000     James River Corporation 3.5% Pfd Series L                 54,000
      920     Royal Carribean Cruises 7.25% Pfd Series A                56,810
      975     Security Capital Industry 7.00% Pfd                       27,178
      950     Southdown Incorporated $2.875 Pfd Series D                62,938
      600     Cooper Industries Inc. 6% Pfd due 10/1/99                 13,800
   65,000     Marriott International, due 3/25/11                       39,525
   50,000     National Data, 5.00% due 11/01/03                         53,094
   20,000     Robin & Meyers, 6.5% due 9/01/03                          27,303
                                                                      --------
                                                                       450,073
                                                                      --------

            Oil-Field Services                             0.99%
    3,300   Matrix Service Co.                                          28,463
                                                                      --------


            *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                CONVERTIBLE FUND

                                                        Percent
                                                         of Net       Market
 Shares             Preferred Stock (Continued)          Assets       Value
--------    -------------------------------------     -----------  ------------
            Oil Company Exploration & Production         2.07%
    1,200     Lomak Petroleum Inc. $2.03 Pfd Series C                  $59,212
                                                                      --------

            Telecommunications                           1.41%
    1,000     US West, Inc. 7.625% Pfd                                  40,375
                                                                      --------


              Total Preferred Stock                                   $974,172
                                                                      --------

                       COMMON STOCK - 19.55%

            Aerospace/Defense                             2.11%
    2,614     Gencorp Inc                                              $60,449
                                                                      --------

            Airlines                                      0.94%
      375     United Airlines Corp.*                                    26,836
                                                                      --------

            Computer Related                              3.29%
      680     EMC Corporation*                                          26,520
    1,350     Stratus Computers Inc.*                                   67,500
                                                                      --------
                                                                        94,020
                                                                      --------
            Cosmetics/Personal Care                       2.27%
    3,575     American Safety Razor Company*                            64,797
                                                                      --------

            Fertilizers                                   2.23%
    2,200     Scotts Company*                                           63,800
                                                                      --------

            Financial Services                            1.92%
    1,435     Community First Bankshares                                55,068
                                                                      --------

            *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                CONVERTIBLE FUND

                                     Percent
                                                         of Net       Market
 Shares              Common Stock (Continued)            Assets       Value
--------    -------------------------------------     -----------  ------------
            Pharmaceutical/Medical                        1.94%
      450     Warner-Lambert Co.                                        55,913
                                                                      --------

            Publishing/Printing                           1.03%
      300     Gannett Company                                           29,625
                                                                      --------

            Restaurant/Food Service                       0.16%
      242     Consolidated Products Inc.*                                4,507
                                                                      --------

            Retail/Apparel                                3.65%
    3,000     Fingerhut Companies                                       52,313
    1,028     Fabri Centers of America Class A*                         28,013
    1,028     Fabri Centers of America Class B*                         24,025
                                                                      --------
                                                                       104,351
                                                                      --------

              Total Common Stocks                                     $559,366
                                                                      --------



  Total Investments in Securities (Cost $2,408,142)      98.21%     2,809,732
  Cash Equivalents                                        1.22%        34,760
  Other Assets, less Liabilities                          0.57%        16,294
                                                        ------      ---------
  TOTAL NET ASSETS                                      100.00%    $2,860,786
                                                        ======      =========

            *Indicates nonincome-producing security.

            See accompanying notes to financial statements.

                                LANCASTER FUNDS
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997

                            CRESTONE SMALL CAP FUND

                                                           Percent
                                                           of Net      Market
   Shares          Common Stock - 96.32%                   Assets      Value
  --------     -------------------------------------     -----------  ----------
              Auto/Truck/Parts                             3.43%
    4,000    Keystone Automotive*                                     $68,000
   16,050    OEA Inc.                                                 633,975
                                                                     --------
                                                                      701,975
                                                                     --------

           Chemicals                                       1.00%
    6,200    OM Group                                                 205,375
                                                                     --------

           Collectibles                                    0.96%
   12,725    Racing Champions*                                        197,238
                                                                     --------

           Commercial Services                             2.63%
   16,300    AC Nielsen Corp.*                                        319,888
    8,850    Service Experts Inc.*                                    216,825
                                                                     --------
                                                                      536,713
                                                                     --------

           Computer Related                               15.12%
   27,500    Accelr8 Technology Corporation*                          409,063
   10,700    Bell & Howell Co.*                                       329,694
    5,450    Computer Horizons*                                       186,663
   13,075    Ciber Incorporated*                                      447,002
    8,850    Ikos Systrems Inc.*                                      189,169
    3,825    Keane Incorporated*                                      198,900
   10,550    Metro Info Services*                                     208,363
   13,675    SEEC Inc.*                                               263,244
   15,650    STB Systems Inc.*                                        512,538
    9,350    Computer Task Group                                      348,288
                                                                     --------
                                                                    3,092,924
                                                                    ---------

              *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                            CRESTONE SMALL CAP FUND

                                                          Percent
                                                           of Net      Market
   Shares        Common Stock (Continued)                  Assets      Value
 --------   -------------------------------------      -----------  ------------
              Data Processing/Mgmt                          1.33%
   29,750    Cellular Tech Service Co.*                              $271,469
                                                                     --------

           Distribution/Wholesale                           2.11%
   13,900    Inacom Corp*                                             432,638
                                                                     --------

           Electronics                                     14.68%
    7,175    Altron Inc.*                                             107,625
    6,425    CFM Technologies*                                        210,419
   11,125    Etec Systems Inc.*                                       476,984
    6,125    Plexus Corporation*                                      341,852
   16,175    Speedfam International Inc.*                             580,278
    6,150    Veeco Instruments*                                       238,313
   11,700    Vitesse Semiconductor Corporation*                       382,444
   21,650    Zygo Corporation*                                        665,738
                                                                     --------
                                                                    3,003,653
                                                                    ---------

           Environmental Control                             2.21%
   19,050    Tetra Technologies*                                      452,438
                                                                     --------

           Financial Services                               13.82%
   13,050    Commonwealth Bancorp                                     213,694
    4,725    Coast Savings Financial*                                 214,692
   11,275    Haven Bancorp Inc.                                       422,813
   11,075    Healthcare Finance Partners*                             225,653
   26,375    Imperial Credit Industries                               542,336
   16,350    People's Bank                                            423,056
   14,250    Southern Pacific Funding*                                236,906
   16,400    Medallion Finance Corporation                            313,650
   12,300    Trenton Savings Bank                                     235,238
                                                                     --------
                                                                    2,828,038
                                                                    ---------

              *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                            CRESTONE SMALL CAP FUND

                                     Percent
                                                           of Net      Market
   Shares        Common Stock (Continued)                  Assets      Value
  --------    -------------------------------------     -----------  -----------
              Food, Beverage & Tobacco                      2.68%
   16,100    Canadaigua Wine Company*                                $547,400
                                                                     --------

           Machinery/Equipment                              1.08%
    9,900    Hirsch International*                                    220,275
                                                                     --------

           Manufacturing                                    3.63%
   11,475    RMI Titanium Company*                                    312,694
   13,600    Titanium Metals Corporation*                             430,100
                                                                     --------
                                                                      742,794
                                                                     --------

           Medical Supplies/Services                       11.08%
   10,000    Arrow International Inc.                                 292,500
    7,225    Arterial Vasc Engine*                                    232,555
   20,375    FPA Med Management*                                      482,633
   19,025    HCIA, Incorporated*                                      637,338
    8,750    Spine-Tech Inc.*                                         324,844
   12,475    VISX Inc.*                                               296,281
                                                                     --------
                                                                    2,266,151
                                                                    ---------

           Oil Company Exploration & Production             7.30%
    8,700    Devon Energy Corporation                                 319,725
    8,600    Flores & Ruck Inc.*                                      397,750
   10,050    KCS Energy Inc.                                          204,769
    4,975    Nuevo Energy*                                            203,975
   11,975    Vintage Petroleum Inc.                                   368,231
                                                                     --------
                                                                    1,494,450
                                                                    ---------

              *Indicates nonincome-producing security.

                                LANCASTER FUNDS
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                            CRESTONE SMALL CAP FUND

                                                          Percent
                                                           of Net      Market
   Shares        Common Stock (Continued)                  Assets      Value
  --------  -------------------------------------      -----------  ------------
              Oil & Gas Drilling                            7.53%
   80,600    Abacan Resource Corporation*                            $256,913
    6,075    Atwood Oceanics Inc.*                                    407,025
   12,075    Cabot Oil & Gas Corp.                                    212,822
   20,700    Fx Energy Inc. *                                         168,188
   25,225    Marine Drilling Company*                                 495,041
                                                                     --------
                                                                    1,539,989
                                                                    ---------

           Real Estate                                      0.88%
    3,865    Redwood Trust Inc.                                       180,689
                                                                     --------

           Transportation                                   1.13%
   14,100    Covenant Transport*                                      230,888
                                                                     --------

           Wholesale Special Line                           3.72%
   16,725    Cellstar Corp.*                                          512,203
   11,825    United Natural Foods*                                    248,314
                                                                     --------
                                                                      760,517
                                                                     --------


       Total Investment in Securities (cost $17,138,103)   96.32%  19,705,614
       Cash Equivalents                                     0.27%      55,472
       Other Assets, less Liabilities                       3.41%     697,278
                                                          -------  ----------
       NET ASSETS                                         100.00% $20,458,364
                                                          =======  ==========



              *Indicates nonincome-producing security.

              See accompanying notes to financial statements

                                 LANCASTER FUNDS
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1997

                          GOVERNMENT/QUALITY BOND FUND

                                                             ERCENT
                                                             OF NET
 PRINCIPAL                                                   ASSETS    MARKET
   AMOUNT           U.S. GOVERNMENT SECURITIES                87.12%     VALUE
   ------           --------------------------                ------     -----

$180,302   Federal Home Loan Mtg. 7.00%, due 9/1/15                   $178,781
 150,000   Federal Home Loan Mtg. 7.00%, due 11/15/19                  150,094
 250,000   Federal Home Loan Bank 0% due 7/02/12                        76,406
 150,000   Federal National Mtg. Assn. 6.90%, due 10/ 09/01            149,990
 249,558   Federal National Mtg. Assn. 6.00%, due 10/ 01/99            242,072
 213,357   Federal National Mtg. Assn. 6.50%, due 10/01/02             210,558

 105,225   Government National Mtg. Assn. 11.50%, due 10/15/10         118,641
 135,084   Government National Mtg. Assn. 10.00%, due 12/15/18         147,960
   3,112   Government National Mtg. Assn. 10.00%, due 5/15/19            3,409
  14,527   Government National Mtg. Assn. 9.50%, due 9/15/19            15,658
  25,063   Government National Mtg. Assn. 10.00%, due 5/15/20           27,452
  72,268   Government National Mtg. Assn. 9.50%, due 9/15/21            77,892
 111,578   Government National Mtg. Assn. 7.50%, due 4/15/22           111,858
  71,239   Government National Mtg. Assn. 7.50%, due 5/15/23            71,417
 165,392   Government National Mtg. Assn. 7.50%, due 1/15/24           165,806

 250,000   U.S. Treasury Bond 10.75%, due 8/15/05                      315,547
 100,000   U.S. Treasury Bond 7.125%, due 2/15/23                      103,125
                                                                       -------

             Total U.S. Government Securities                        2,166,666

                                CORPORATE BONDS              8.64%

 100,000   Bankamerica Corporation 8.375%, due 3/15/02                 106,006
 100,000   Banc One Corporation 8.74%, due 9/15/03                     108,944
                                                                       -------
             Total Corporate Bonds                                     214,950

     Total Investment in Securities (cost $2,356,264)       95.76%   2,381,616
     Cash Equivalents                                        6.27%     155,964
     Other Assets, less Liabilities                         (2.03%)    (50,425)
                                                             -----   ----------
     NET ASSETS                                             100.00% $2,487,155
                                                            ======  ==========

                  See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                       Statement of Assets and Liabilities
                                  June 30, 1997


                                                             Capital                      Crestone      Government/
                                                             Builder       Convertible    Small Cap      Quality
Assets:                                                       Fund           Fund           Fund        Bond Fund
  Investments in securities, at market value             --------------  -------------  ------------   -----------
    (cost $6,512,771, 2,408,142, 17,138,103, and
      2,356,264, respectively)                            $9,571,312     2,809,732      19,705,614    2,381,616
  Cash equivalents                                           699,981        34,760          55,472      155,964
  Accrued interest and dividends receivable                   11,446        20,858          11,910       30,273
  Receivable for investment securities sold                     -             -            953,168         -
  Receivable for fund shares sold                               -             -              5,505         -
  Organizational costs, net of accumulated amortization        3,944          -               -            -
                                                          ----------     ---------      ----------    ---------
       Total assets                                       10,286,683     2,865,350      20,731,669    2,567,853
                                                          ----------     ---------      ----------    ---------
Liabilities:
  Accrued expenses, including investment
   management and distribution expense payable to
    adviser, administrator and distributor (note 3)           15,249         4,564          22,750        3,910
  Payable for securities purchased                               -             -           206,158       76,788
  Payable for fund shares redeemed                             5,000           -            44,397         -
                                                          ----------     ---------      ----------    ---------
          Total liabilities                                   20,249         4,564         273,305       80,698
                                                          ----------     ---------      ----------    ---------
Net assets applicable to outstanding capital stock        10,266,434     2,860,786      20,458,364    2,487,155
                                                          ==========     =========      ==========    =========

Net assets are represented by:
  Capital stock outstanding, at par (note 5)                     753           207           1,265          244
  Additional paid-in capital                               6,865,348     2,386,685      16,616,685    2,725,113
  Accumulated undistributed net
    investment income (loss)                                  (3,370)           91                   -     (219)
  Accumulated  undistributed net realized
    gain (loss) on investments                               345,162        72,213       1,272,903     (263,335)
  Unrealized appreciation (note 4)                         3,058,541       401,590       2,567,511       25,352
                                                          ----------     ---------      ----------    ---------
    Total net assets applicable to shares outstanding    $10,266,434     2,860,786      20,458,364    2,487,155
                                                          ==========     =========      ==========    =========

Shares outstanding and net asset value per share
  Investor shares of capital stock outstanding               733,409       202,720         485,772      239,656
  Net asset value per share - Investor Shares                 $13.63        $13.82          $16.14       $10.19
                                                          ==========     =========      ==========    =========
  Select shares of capital stock outstanding                  19,959         4,210         779,135        4,356
  Net asset value per share - Select Shares                   $13.63        $13.83          $16.20       $10.19
                                                          ==========     =========      ==========    =========

See accompanying notes to financial statements.


                                 LANCASTER FUNDS
                             Statement of Operations
                            Year Ended June 30, 1997


                                                 Capital                      Crestone    Government/
                                                 Builder     Convertible     Small Cap       Quality
                                                   Fund          Fund           Fund        Bond Fund
Investment income:                               --------    -----------    ----------    ------------
  Dividends                                      $227,049      $36,103          $94,710   $    -
  Interest                                         34,585       56,069           46,820    180,363
                                                  -------       ------          -------    -------
      Total investment income                     261,634       92,172          141,530    180,363
                                                  -------       ------          -------    -------

Expenses (note 3):
  Investment advisory fees                         67,907       17,757          135,851     16,365
  Administration fees                              22,635        5,920           45,296      6,819
  Distribution expenses - Investor Class (note 6)  45,010       11,817           51,335      6,815
  Custodial fees                                    1,944        3,461           20,989      2,891
  Auditing and tax accounting fees                 10,047        2,302            4,854      2,284
  Blue Sky Registration fees                        6,013          224            1,541        327
  Legal fees                                        3,829          818            6,884      1,598
  Other operating expenses                          8,469        3,553           17,716      3,586
                                                  -------       ------          -------    -------
      Total expenses                              165,854       45,852          284,466     40,685
                                                  -------       ------          -------    -------
      Net investment income (loss)                 95,780       46,320         (142,936)   139,678
                                                  -------       ------          -------    -------
Realized and unrealized gain (loss) on
  investments (note 4):
  Net realized gain (loss)                        459,954      112,462        1,699,641    (38,250)
                                                  -------       ------          -------    -------
  Net unrealized appreciation (depreciation)
    Beginning of period                         1,681,241      106,940        1,256,185    (45,906)
    End of period                               3,058,541      401,590        2,567,511     25,352
                                                ---------      -------        ---------    -------
     Net unrealized appreciation                1,377,300      294,650        1,311,326     71,258
                                                ---------      -------        ---------    -------
     Net realized and unrealized gain
        on investments                          1,837,254      407,112        3,010,967     33,008
                                                ---------      -------        ---------    -------
Net increase in net assets
   resulting from operations                   $1,933,034     $453,432       $2,868,031   $172,686
                                                =========      =======        =========    =======

See accompanying notes to financial statements.



                                 LANCASTER FUNDS
                       Statements of Changes in Net Assets
  The Period from August 24, 1995 (commencement of operations) to June 30, 1996 and the Year Ended June 30, 1997
                      for the Capital Builder Fund and the
           Years Ended June 30, 1997 and 1996 for the Convertible Fund

                                                                          Convertible
                                           Capital Builder Fund              Fund
                                       --------------------------  --------------------------
                                        Year Ended   Period Ended    Year Ended    Year Ended
                                       June 30, 1997 June 30, 1996 June 30, 1997 June 30, 1996
                                        ------------ ------------  -------------  ------------
Operations:
    Net investment income                 $95,780      $27,240      $46,320      $46,537
    Net realized gain on investments      459,954      522,893      112,462      322,618
    Unrealized appreciation
     (depreciation)                     1,377,300      928,276      294,650      (72,118)
        Net increase in net assets      ---------    ---------      -------      -------
          resulting from operations     1,933,034    1,478,409      453,432      297,037
                                        ---------    ---------      -------      -------
Distributions to shareholders from:
    Net investment income-Investor Shares  96,553       29,049       47,520       44,950
    Net investment income-Select Shares       788          -            382         -
    Net realized gains-Investor Shares    637,685          -        268,230       73,269
    Net realized gains-Select Shares          -            -             13         -
                                        ---------      -------      -------      -------
        Total distributions               735,026       29,049      316,145      118,219
                                        ---------      -------      -------      -------
Capital share transactions: (note 5)
    Proceeds from sales                 1,882,626    1,205,089      807,510      214,846
    Net assets from limited
       partnership (note 6)                  -       3,283,131         -            -
    Proceeds from fund conversion (note 6)   -       5,386,699         -            -
    Payment for redemptions            (2,069,290)  (2,824,789)    (200,965)    (473,816)
    Reinvestment of net investment
     income and net realized
      gain distributions
     at net asset value                   726,551       29,049      315,128      117,011
        Total increase (decrease)       ---------      -------      -------      -------
          from capital
          share transactions              539,887    7,079,179      921,673     (141,959)
                                        ---------      -------      -------      -------
        Total increase in net assets    1,737,895    8,528,539    1,058,960       36,859

Net assets:
  Beginning of period                   8,528,539        -        1,801,826    1,764,967
                                        ---------    ---------    ---------    ---------
  End of period                        $10,266,434  $8,528,539   $2,860,786   $1,801,826
                                        ==========   =========    =========    =========

See accompanying notes to financial statements.


                                 LANCASTER FUNDS
                   Statements of Changes in Net Assets Years
                          Ended June 30, 1997 and 1996

                                                Crestone
                                                Small Cap             Government/Quality
                                                  Fund                    Bond Fund
                                        -------------------------  -------------------------
                                        Year Ended    Year Ended    Year Ended    Year Ended
                                       June 30, 1997 June 30, 1996 June 30, 1997 June 30, 1996
                                       ------------ ------------- -------------- -------------
Operations:
    Net investment income (loss)          ($142,936)    ($85,392)    $139,678     $224,969
    Net realized gain (loss) on investment1,699,641    2,574,920      (38,250)     (39,002)
    Unrealized appreciation (depreciation)1,311,326      (69,786)      71,258      (42,125)
                                          ---------      -------      -------      -------
        Net increase in net assets
          resulting from operations       2,868,031    2,419,742      172,686      143,842
                                          ---------      -------      -------      -------

Distributions to shareholders from:
    Net investment income-Investor Shares     -          -            143,641      224,047
    Net investment income-Select Shares       -          -              1,142         -
    Net realized gains - Investor Shares    779,224      897,261         -            -
    Net realized gains - Select Shares      969,425         -            -            -
                                          ---------      -------      -------      -------
        Total distributions               1,748,649      897,261      144,783      224,047
                                          ---------      -------      -------      -------

Capital share transactions: (note 5)
    Proceeds from sales                  16,118,563    6,340,187      228,936      692,600
    Payment for redemptions             (14,811,156)  (1,997,137)  (1,423,269)  (1,986,710)
    Reinvestment of net investment
     income and net realized
       gain distributions
     at net asset value                   1,704,197      872,059      128,629      205,347
                                          ---------      -------      -------      -------
        Total increase (decrease)
        from capital share transactions   3,011,604    5,215,109   (1,065,704)  (1,088,763)
        Total increase (decrease) in net  ---------      -------      -------      -------
        assets                            4,130,986    6,737,590   (1,037,801)  (1,168,968)

Net assets:
  Beginning of period                    16,327,378    9,589,788    3,524,956    4,693,924
                                         ----------    ---------    ---------    ---------
  End of period                         $20,458,364  $16,327,378   $2,487,155   $3,524,956
                                         ==========   ==========    =========    =========


See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                  YEAR ENDED JUNE 30, 1997 AND THE PERIOD FROM
          AUGUST 24, 1995 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1996

                                     CAPITAL BUILDER FUND - INVESTOR SHARES (A)
                                     --------------------------------------

                                               YEAR ENDED     PERIOD ENDED
                                             JUNE 30, 1997   JUNE 30, 1996
  NET ASSET VALUE:                           -------------  -------------
    Beginning of period                           $11.98       10.00
                                                  ------       -----

    Income from investment operations:
      Net investment income                         0.13        0.04
      Net realized and unrealized gain
          on investments                            2.53        1.98
                                                    ----        ----
       Total income from
           investment operations                    2.66        2.02
                                                    ----        ----

  Less Distributions:
      Dividends from net investment income         (0.13)      (0.04)
      Dividends from capital gains                 (0.88)       0.00
                                                   ------       ----
      End of period                               $13.63       11.98
                                                  ======       =====

  TOTAL RETURN                                     23.52%      24.(b)

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                  $9,994,424   8,528,539

    Ratio of expenses to average net assets         1.84%        1.82%(b)

    Ratio of net income to average net assets       1.06%        0.42%(b)

    Portfolio turnover rate                        22.80%       31.35%

    Average Commission Rate (c)                   $0.0922     N/A

(A) ALL CAPITAL SHARES ISSUED AND OUTSTANDING AS OF SEPTEMBER 30, 1996 WERE RECLASSIFIED AS INVESTOR SHARES.
(B) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.
(C) COMPUTED BY DIVIDING THE TOTAL AMOUNT OF COMMISSIONS PAID BY THE TOTAL NUMBER OF SHARES PURCHASED AND SOLD DURING THE PERIOD FOR WHICH THERE WAS A COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
          THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF CLASS SHARES)
                                TO JUNE 30, 1997


                                              CAPITAL BUILDER FUND
                                                SELECT SHARES (A)
                                               -----------------------

    NET ASSET VALUE:
      Beginning of period                           $12.47
                                                     -----
      Income from investment operations:
        Net investment income                         0.00
        Net realized and unrealized gain
            on investments                            1.23
         Total income from                           -----
             investment operations                    1.23
                                                     -----
        Distributions from capital gains             (0.07)
                                                     -----
      End of period                                 $13.63 (b)
                                                     =====
    TOTAL RETURN                                      9.62%(b)(c)
                                                     =====
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                  $272,010

      Ratio of expenses to average net assets       0.96%(d)

      Ratio of net income to average net assets     0.81%(d)

      Portfolio turnover rate                      22.80%

      Average Commission Rate (e)                  $0.0922

(A) COMMENCING OCTOBER 1, 1996, THE FUND BEGAN OFFERING SELECT SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION. (E) COMPUTED BY DIVIDING THE TOTAL AMOUNT OF COMMISSIONS PAID BY THE TOTAL NUMBER OF SHARES PURCHASED AND SOLD DURING THE PERIOD FOR WHICH THERE WAS A COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 1997, 1996, 1995, 1994, AND 1993

                                  CONVERTIBLE FUND - INVESTOR SHARES (A)
                             --------------------------------------------------

                                     1997       1996      1995       1994       1993
                                     ----       ----      ----       ----       ----
NET ASSET VALUE:
  Beginning of period               $13.20      11.97     11.69      12.58      10.76
                                    ------      -----     -----      -----      -----

  Income (loss) from
    investment operations:
    Net investment income             0.26       0.33      0.30       0.29       0.33
    Net realized and unrealized
        gain (loss) on investments    2.10       1.73      1.01      (0.53)      2.16
                                      ----       ----      ----      ------      ----
     Total income (loss) from
         investment operations        2.36       2.06      1.31      (0.24)      2.49
                                      ----       ----      ----      ------      ----

  Less distributions:
    Dividends from net
      investment income              (0.26)     (0.33)    (0.30)     (0.29)     (0.33)
    Distributions from capital gains (1.48)     (0.50)    (0.73)     (0.36)     (0.34)
                                     ------     ------    ------     ------     ------
      Total distributions            (1.74)     (0.83)    (1.03)     (0.65)     (0.67)
                                     ------     ------    ------     ------     ------

  End of period                     $13.82      13.20     11.97      11.69      12.58
                                    ======      =====     =====      =====      =====

TOTAL RETURN                         19.51%     17.60%    14.09%     (2.26%)    24.06%
                                     ======     ======    ======     =======    ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $2,860,786  1,801,826 1,764,967  2,708,104  2,368,876

  Ratio of expenses to
    average net assets                1.93%      1.93%     2.25%      2.06%      2.13%
  Ratio of net income to
    average net assets                1.95%      2.53%     2.58%      2.27%      2.91%

  Portfolio turnover rate           100.15%     79.30%    51.31%     65.76%     69.72%

  Average Commission Rate (b)        $0.1206     N/A       N/A        N/A        N/A

(A) ALL CAPITAL  SHARES  ISSUED AND  OUTSTANDING  AS OF SEPTEMBER  30, 1996 WERE
RECLASSIFIED  AS INVESTOR  SHARES.
(B)  COMPUTED  BY DIVIDING  THE TOTAL  AMOUNT OF  COMMISSIONS  PAID BY THE TOTAL
NUMBER OF SHARES  PURCHASED  AND SOLD  DURING THE  PERIOD FOR WHICH  THERE WAS A
COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
          THE PERIOD FROM JUNE 16, 1997 (COMMENCEMENT OF CLASS SHARES)
                                TO JUNE 30, 1997


                                                CONVERTIBLE FUND
                                                SELECT SHARES (A)
                                               -----------------------

    NET ASSET VALUE:
      Beginning of period                           $13.75
                                                     -----
      Income from investment operations:
        Net investment income                         0.01
        Net realized and unrealized gain
            on investments                            0.17
         Total income from                           -----
             investment operations                    0.18
                                                     -----
        Distributions from capital gains             (0.10)
                                                     -----
      End of period                                 $13.83(b)
                                                     =====
    TOTAL RETURN                                      1.25%(b)(c)
                                                     =====
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                    $57,682

      Ratio of expenses to average net assets        0.96%(d)

      Ratio of net income to average net assets      0.81%(d)

      Portfolio turnover rate                       22.80%

      Average Commission Rate (e)                   $0.1206

(A) COMMENCING OCTOBER 1, 1996, THE FUND BEGAN OFFERING SELECT SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION. (E) COMPUTED BY DIVIDING THE TOTAL AMOUNT OF COMMISSIONS PAID BY THE TOTAL NUMBER OF SHARES PURCHASED AND SOLD DURING THE PERIOD FOR WHICH THERE WAS A COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                         LANCASTER FUNDS
                                       FINANCIAL HIGHLIGHTS

                       YEARS ENDED JUNE 30, 1997, 1996, 1995, 1994 AND 1993

                                                  CRESTONE SMALL CAP FUND - INVESTOR SHARES (A)
                                     -----------------------------------------------------------------------
                                     JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995 JUNE 30, 1994 JUNE 30, 1993
                                    -------------- ------------- ------------- ------------- -------------

NET ASSET VALUE:
  Beginning of period                    $15.27        13.49       11.59          11.77      10.00
                                         ------        -----       -----          -----      -----

  Income from investment operations:
    Net investment loss                   (0.12)       (0.10)      (0.08)         (0.07)     (0.05)
    Net realized and unrealized gain
        on investments                     2.45         2.91        2.34           0.20       1.83
                                           ----         ----        ----           ----       ----
     Total income from
         investment operations             2.33         2.81        2.26           0.13       1.78
                                           ----         ----        ----           ----       ----

    Distributions from capital gains      (1.46)       (1.03)      (0.36)         (0.31)     (0.01)
                                          ------       ------      ------         ------     ------

  End of period                          $16.14        15.27       13.49          11.59      11.77
                                         ======        =====       =====          =====      =====

TOTAL RETURN                              15.93%       22.33%      20.33%          1.21%     17.80%
                                          ======       ======      ======          =====     ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $7,839,528    16,327,378   9,589,788      7,218,944  3,137,762

  Ratio of expenses to
      average net assets                  1.87%           1.75%       1.93%        1.91%      2.18%

  Ratio of net income to
      average net assets                 (1.02%)        (0.67%)      (0.60%)     (0.60%)     (0.87%)

  Portfolio turnover rate               226.30%         150.05%      86.50%       75.23%     47.55%

  Average Commission Rate (b)            $0.0592        N/A          N/A          N/A          N/A

(A) ALL CAPITAL  SHARES  ISSUED AND  OUTSTANDING  AS OF SEPTEMBER  30, 1996 WERE
RECLASSIFIED  AS INVESTOR  SHARES.
(B)  COMPUTED  BY DIVIDING  THE TOTAL  AMOUNT OF  COMMISSIONS  PAID BY THE TOTAL
NUMBER OF SHARES  PURCHASED  AND SOLD  DURING THE  PERIOD FOR WHICH  THERE WAS A
COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
          THE PERIOD FROM JUNE 16, 1997 (COMMENCEMENT OF CLASS SHARES)
                                TO JUNE 30, 1997


                                              CRESTONE SMALL CAP FUND
                                                SELECT SHARES (A)
                                               -----------------------

    NET ASSET VALUE:
      Beginning of period                           $15.44
                                                     -----
      Income from investment operations:
        Net investment income                        (0.08)
        Net realized and unrealized gain
            on investments                            2.26
         Total income from                           -----
             investment operations                    2.18
                                                     -----
        Distributions from capital gains             (1.42)
                                                     -----
      End of period                                 $16.20(b)
                                                     =====
    TOTAL RETURN                                     16.04%(b)(c)
                                                     =====
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period                  $12,618,836

      Ratio of expenses to average net assets         1.18%(d)

      Ratio of net income to average net assets      (0.48%)(d)

      Portfolio turnover rate                       226.30%

      Average Commission Rate (e)                    $0.0592

(A) COMMENCING OCTOBER 1, 1996, THE FUND BEGAN OFFERING SELECT SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION. (E) COMPUTED BY DIVIDING THE TOTAL AMOUNT OF COMMISSIONS PAID BY THE TOTAL NUMBER OF SHARES PURCHASED AND SOLD DURING THE PERIOD FOR WHICH THERE WAS A COMMISSION CHARGED.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS

              YEARS ENDED JUNE 30, 1997, 1996, 1995, 1994, AND 1993

                            GOVERNMENT/QUALITY BOND FUND - INVESTOR SHARES (A)
                         -------------------------------------------------------

                                   1997    1996     1995        1994      1993
                                   ----    ----     ----        ----      ----

NET ASSET VALUE:
  Beginning of period             $10.15   10.43    10.21       11.17     10.93
                                  ------   -----    -----       -----     -----

  Income (loss) from
   investment operations:
    Net investment income           0.53    0.55     0.60        0.54      0.64
    Net realized and unrealized
        gain (loss) on investments  0.06   (0.28)    0.22       (0.75)     0.43
                                    ----   ------    ----       ------     ----
     Total income (loss) from
         investment operations      0.59    0.27     0.82       (0.21)     1.07
                                    ----    ----     ----       ------     ----

  Less distributions:
    Dividends from net
       investment income           (0.55)  (0.55)   (0.60)      (0.54)    (0.64)
    Distributions from
      capital gains                 0.00    0.00     0.00       (0.21)    (0.19)
                                    ----    ----     ----       ------    ------
      Total distributions          (0.55)  (0.55)   (0.60)      (0.75)    (0.83)
                                   ------  ------   ------      ------    ------

  End of period                   $10.19   10.15    10.43       10.21     11.17
                                  ======   =====    =====       =====     =====

TOTAL RETURN                        6.37%   2.83%    9.42%      (2.00%)   11.00%
                                    =====   =====    =====      =======   ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period  $2,442,757  3,524,956 4,693,924 8,832,147 9,709,386

  Ratio of expenses to
     average net assets           1.49%     1.42%    1.47%       1.37%     1.38%
  Ratio of net income to
     average net assets           5.13%     5.21%    5.86%       4.94%     6.25%

  Portfolio turnover rate         8.70%    36.11%    9.33%     218.11%   175.95%

(A) ALL CAPITAL SHARES ISSUED AND OUTSTANDING AS OF SEPTEMBER 30, 1996 WERE RECLASSIFIED AS INVESTOR SHARES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
          THE PERIOD FROM JUNE 16, 1997 (COMMENCEMENT OF CLASS SHARES)
                                TO JUNE 30, 1997

                                       GOVERNMENT/QUALITY BOND FUND
                                            SELECT SHARES (A)
                                       -----------------------------

NET ASSET VALUE:
  Beginning of period                               $10.49
                                                     -----
  Income from investment operations:
    Net investment income                             0.01
    Net realized and unrealized gain
        on investments                               (0.04)
     Total income from                               -----
         investment operations                       (0.03)
                                                     -----
    Distributions from
        Net Investment Income                        (0.27)
                                                     -----
  End of period                                     $10.19(b)
                                                     =====
TOTAL RETURN                                         (0.30)(b)(c)
                                                     =====
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                        $44,398

  Ratio of expenses to average net assets             0.96%(d)

  Ratio of net income to average net assets           4.52%(d)

  Portfolio turnover rate                             8.70%



(A) COMMENCING OCTOBER 1, 1996, THE FUND BEGAN OFFERING SELECT SHARES. (B) EXCLUDES MAXIMUM SALES CHARGE OF 1.5%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

1.  ORGANIZATION
     SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust issues its shares in series, each series representing a distinct fund with its own investment objectives and policies. These financial statements relate only to the following funds:

        Capital Builder Fund                    Crestone Small Cap Fund
        Convertible Fund                        Government/Quality Bond Fund

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Trust in preparing its financial statements:

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which a latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of The Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above policies at the close of each business day.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  CONTINUED
     At June 30, 1997, the cost of investment securities is identical for financial reporting and income tax purposes.

     When a call option is written on behalf of a fund, an amount equal to the premium received by the fund is included by the fund in the fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of a closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     When a put option is written, an amount equal to the premium paid by the fund is included by the fund in the fund's statement of assets and liabilities as an asset. The amount of the asset is subsequently marked to market to reflect the current value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the fund enters into a closing sales transaction, the fund realizes a gain (or loss if the cost of a closing transaction is lower than the premium paid when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the asset related to such option is extinguished. When an option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from the sale are decreased by the premium originally paid.

     At June 30, 1997, the funds authorized to write option contracts had no such option contracts outstanding nor were any written during the year then ended.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  CONTINUED
     FEDERAL INCOME TAXES
     It is the policy of each fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the funds to their shareholders within the time period allowed by Federal law. Each fund is treated as a separate entity for tax purposes, and on a calendar basis will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any federal excise tax. The funds will not distribute net realized losses. Distributions will be made when capital gains have been generated to cover these losses. Each fund prepares its tax return on an accrual basis. The Government/Quality Bond Fund has unused capital loss carry forwards of approximately $270,000 available for federal income tax purposes at June 30, 1997. The loss begins expiring in 2003.

     Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the Crestone Small Cap Fund and Capital Builder Fund differences as of June 30, 1997, primarily attributable to certain net operating losses which for tax purposes are not available to offset future income and short-term capital gains offset against net investment losses, have been reclassified to accumulated net realized gain and to paid-in-capital in the amount of $323,492 and $26,205, respectively.

     DISTRIBUTIONS TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date.

     CASH EQUIVALENTS
     The Trust considers investments with a maturity of three months or less when purchased to be cash equivalents.

3.   RELATED PARTY TRANSACTIONS
     The Trust and each fund have retained CONLEY SMITH, Inc. (the Adviser) as their exclusive investment adviser. The agreement provides that each fund, except the Government/Quality Bond Fund, will pay the Adviser a fee equal to .75% per annum of the fund's average daily net assets. The Government/Quality Bond Fund pays .60% per annum of its average daily net assets.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

3.   CONTINUED
     The Trust and each fund also retained Lancaster Administrative Services, Inc. (the Administrator) to act as its administrator and transfer agent. The agreement provides that each fund will pay an administrative fee to the Administrator equal to .25% per annum of its average daily net assets.

     In addition to the advisory and administrative services agreements, the Trust and each fund have retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the fund's shares. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Investor shares of each fund will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the fund's shares, however, under no circumstances shall such reimbursement exceed .50% per annum of the fund's average daily net assets (.25% for the Government/Quality Bond Fund).

     Under the terms of the advisory, administrative and distribution agreements outlined above, the funds collectively paid $237,880, $80,670, and $114,977, respectively, for such services. Of the amount paid to the Distributor, $109,535 was retained by them for sales of the Trust's shares made by their agents and brokers. The distributor also received $5,277 as its portion of the sales charges paid by purchasers of the Select shares of the funds. Such sales charges are not an expense of the Funds and hence are not reflected in the accompanying statement of operations.

     At  June  30,  1997,   the   following   accrued   investment   management,
     administrative fees and distribution expenses were payable to the Adviser, Administrator and the Distributor:

                                 Payable        Payable      Payable
                                   to             to           to
                                 Adviser     Administrator Distributor   Total
                                --------    -------------- -----------  -------
     Capital Builder Fund         $6,282        $2,094        $4,101   $12,477
     Convertible Fund              1,733           578         1,147     3,458
     Crestone Small Cap Fund      12,556         4,185         3,391    20,132
     Government/Quality
       Bond Fund                   1,229           512           509     2,250

     Under the terms of the adviser agreement, the Adviser may be obligated to reimburse a fund up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the fund, including the Adviser's fee, exceed certain limitations. At June 30, 1997, no expense reimbursement was required.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

4.   SECURITIES TRANSACTIONS
     In addition to the amounts paid by the funds under the adviser, administrative and distribution plans, the funds primarily used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on their behalf. As is customary in the industry, the investment sub-advisers evaluate the pricing and ability to execute the transaction in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $18,892 for their brokerage services during the year ended June 30, 1997.

     Purchases of securities and proceeds from sales during the year ended June 30, 1997, were as follows for each fund:

                                               Purchases of        Proceeds
                                               Securities          from Sales
                                              ------------        -----------
        Capital Builder Fund                    $1,892,587        $1,961,232
        Convertible Fund                         3,041,562         2,221,319
        Small Cap Fund                          40,019,242        38,944,342
        Government/Quality Bond Fund               226,085         1,019,203

     At June 30, 1997, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each fund were as follows:

                                                       Aggregate Gross
                                                         Unrealized
                                               Appreciation       Depreciation
                                               ------------       ------------
        Capital Builder Fund                    $3,191,147          $132,606
        Convertible Fund                           412,997            11,407
        Small Cap Fund                           3,085,211           517,700
        Government/Quality Bond Fund                48,455            23,103


5.   CAPITAL SHARE TRANSACTIONS
     The Trust is authorized to issue a total of one billion shares of common stock in series with a par value of $.001 per share. The Board of Directors authorized the issuance of 120,000,000 shares in three classes of
     40,000,000 shares each designated Select, Investor and Market shares for each of the funds. Market shares are currently not offered by the funds. Effective October 1, 1996, the Funds offer shares in two classes: Investor and Select. All outstanding shares were reclassified to Investor Shares on September 30, 1996. Investor shares are sold without a sales load, but with a Rule 12b-1 fee. Select shares are sold with a front-end sales load of up to 3.90%. Select shares do not incur a Rule 12b-1 fee.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

5.   CONTINUED

     Transactions in the capital stock of each fund for the year ended June 30, 1997, were as follows:

                                                     Capital          Capital
                                                     Builder          Builder
                                                      Fund             Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:                 ---------------   -------------
         Shares sold                               128,415.514      21,158.190
         Shares redeemed                          (166,796.110)     (1,256.801)
         Reinvested distributions                   59,973.819          57.438
                                                 -------------   -------------
         Net increase                               21,593.223      19,958.827
                                                 =============      ==========


                                                   Convertible     Convertible
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:                 ---------------   -------------
         Shares sold                                56,320.057       4,180.921
         Shares redeemed                           (15,216.311)          -
         Reinvested distributions                   25,077.919          28.601
                                                  ------------     -----------
         Net increase                               66,181.665       4,209.522
                                                    ==========       =========


                                                    Crestone        Crestone
                                                    Small Cap       Small Cap
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:                 ---------------  --------------
         Shares sold                               225,280.277     827,202.858
         Shares redeemed                          (858,059.519)   (109,882.087)
         Reinvested distributions                   49,450.941      61,814.280
                                                  ------------   -------------
         Net increase (decrease)                  (583,328.301)    779,135.051
                                                  =============    ===========

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

5.   CONTINUED

                                                   Government/     Government/
                                                    Quality Bond   Quality Bond
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:                 --------------   -------------
         Shares sold                                17,456.818       4,689.401
         Shares redeemed                          (137,514.250)       (445.609)
         Reinvested distributions                   12,465.806         111.895
                                                  ------------      ----------
         Net increase (decrease)                  (107,591.626)      4,355.687
                                                  =============      =========

     At June 30, 1997, directors, officers and employees of the Trust, the Adviser, Administrator and Distributor and their immediate families held the following in each fund:
                                                      Shares              Value
                                                    ----------          --------
         Capital Builder Fund Investor Shares       41,457.680          $565,068
         Capital Builder Fund Select Shares          3,863.633            52,661
         Convertible Fund Select Shares              3,018.610            41,747
         Crestone Small Cap Fund Select Shares       7,518.007           121,792
         Government/Quality Bond Fund Select Shares    423.815             4,319

6.  BUSINESS CHANGES

    On August 24, 1995, the Capital Builder Fund commenced operations. The net assets of three SMITH HAYES Trust, Inc. pre-existing Funds (Asset Allocation, Balanced, and Value Funds) were converted to cash of $5,386,699 and invested in Capital Builder. In addition, the net assets of a related party limited partnership of $3,283,131, including securities with unrealized appreciation of $752,965 were received by Capital Builder in a tax-free exchange.

                                LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND

                                 ANNAUL REPORT
                                 JUNE 30, 1997

                  Shareholder Letter.............................   1

                  Comparison Graph...............................   2

                  Independent Auditors' Report ..................   3

                  Schedule of Investments........................   4

                  Statement of Assets and Liabilities............  12

                  Statement of Operations........................  13

                  Statements of Changes in Net Assets............  14

                  Financial Highlights...........................  15

                  Notes to Financial Statements..................  16

LANCASTER FUNDS

FELLOW SHAREHOLDERS:

Interest rates generally trended lower throughout the later part of 1996, the first six months of fiscal 1997 of the Fund. On June 30, 1996 the ten year government was approximately 6.90% and ended the calendar year at 6.35%. Early in 1997 interest rates increased reflecting concern over inflation as growth in the economy exceeded expectations. In March, the Federal Reserve Board increased the Fed Funds rate by 25 basis points to 5.50%. Subsequently, rates moved back to the 6.90% level. This reversal in downward trend of interest rates of short lived as rates ended the year at 6.45% and are currently yielding 6.25%.

The decline in rates reflects the modest rate of inflation in spite of the continued growth in the economy and low levels of unemployment. We believe the low levels of inflation reflect a number of different factors including expectations that the government budget is coming under control, the globalization of competition which limits vendors ability to raise prices as well as the fact that corporations are coming more efficient. Accordingly, most economists anticipate that interest rates will not increase significantly over the foreseeable future.

On June 30, 1997 the net asset value of the Fund was $9.87 as compared to $9.63 a year ago. The total return for the year, which includes dividends and capital appreciation, was 7.7%. Based on the current monthly dividend of $.04, the yield on the year end net asset value is 4.86%. For a Nebraska resident paying a Federal Tax of 31%, the equivalent yield on a corporate bond is 7.56%.

The fund provides a premium yield to taxable securities for those investors seeking yield and preservation of capitol.


Sincerely,



John H. Conley
President                                                        August 8, 1997

OBJECTIVE:

Nebraska Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and from Nebraska state income tax while seeking preservation of capital consistent with prudent investing. Under normal market conditions, the Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in municipal securities, the interest on which is exempt from federal income taxes and from the income taxes of the State of Nebraska.


 [GRAPHIC OMITTED]



             Comparison of change in value of $10,000 investment in
                   Nebraska Tax-Free and the Lipper Municipal


Avg. Annual Return                                          06/30/97 Value
1 year      3.15%                  Nebraska Tax-Free        $11,523.22
5 Year       -                     Lipper Municipal         $12,683.87
Inception   3.60%



Past performance is not predictive of future performance.

Results reflect payment of a maximum sales charge of 3.9% on the $10,000 investment with dividends reinvested.

For the period July 12, 1993 through June 30, 1997.

 INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lancaster Funds Nebraska Tax-Free Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from July 12, 1993 (commencement of operations) to June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lancaster Funds Nebraska Tax-Free Fund as of June 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 25, 1997

                             NEBRASKA TAX-FREE FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997

                                                           Percent
                                                           of Net
 Principal                                                 Assets         Market
  Amount             Tax-Exempt Securities - 96.03%                       Value
------------   ----------------------------------------- -----------   ---------

                              Education                   8.59%
                       -----------------------------    ---------

 $50,000  Lancaster County Schools District 001 (Lincoln Public Schools)
            General Obligation Bonds,  Series 1993,  6.00% due 1/15/12   $51,000

 150,000  Lancaster County School District 001 (Lincoln Public Schools)
            General Obligation Refunding Bonds, Series 1997, 5.00%
            due 7/15/08                                                  150,446

 100,000  Nebraska Educational Finance Authority Revenue Bonds, Series
            1994 (Dana College Project), 6.75% due 6/1/14                110,433

 100,000  Nebraska Educational Finance Authority Revenue Bonds, Series
            1995 (Concordia Teachers College), 5.90% due 12/15/15        103,787

 200,000  Nebraska Educational Finance Authority Revenue Bonds, Series
            1995 (Midland Lutheran College Project), 6.25% due 6/15/15   208,464

 300,000  Nebraska Higher Education Loan Program, Inc. Junior Subordinate
            Bonds, Series A-6, 6.40% due 6/1/13                          311,814
                                                                         -------
                                                                         935,944
                                                                         -------
                      Electric, Water, Sewer                8.02%
                   -------------------------------        -------
 300,000  City of Grand Island, Sewer System Revenue Bonds
            Series 1994, 6.00% due 4/1/14                                310,203

 150,000  City of Grand Island Nebraska Electric Revenue Bonds
            5.60% due 9/1/97                                             150,548

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net    Market
  Amount            Tax-Exempt Securities (Continued)          Assets    Value
----------     --------------------------------------------   -------   --------
$100,000  City of Hastings, Nebraska Combined Utility Revenue Bonds
            Series 1994, 6.875% due 10/15/14                            $105,442

 200,000  City of Kearney, Nebraska Combined Utilities Revenue Refunding
            Bonds, Series 1994, 6.10% due 6/1/14                         207,794

 100,000  City of Lincoln, Nebraska Water Revenue & Refunding
            Bonds, Series 1993 E, 5.30% due 8/15/11                       99,429
                                                                         -------
                                                                         873,416
                                                                         -------
                        General Obligation                   23.66%
                   -------------------------------          -------
  50,000  Boyd County Nebraska School District No. 38 (Spencer - Naper)
            General Obligation Bonds,  5.85% due 6/15/13                  51,779

 150,000  Buffalo County Nebraska School District No. 105 (Pleasanton)
            General Obligation Bonds, Series 1993,  5.95% due 12/15/07   154,208

 120,000  Colfax County Nebraska School District No. 2 (Schuyler)
            General Obligation Bonds, Series 1993, 5.65% due 12/15/09    122,861

 150,000  Colfax County Nebraska School District No. 2 (Schuyler)
            General Obligation Bonds, Series 1993, 5.75% due 12/15/11    153,787

 400,000  Douglas County School District No. 017 (Millard Public
            Schools) Refunding Bonds, Series 1996A
            4.65% due 10/01/01                                           401,144

 100,000  Douglas County Nebraska Sanitary and Improvement
            District No. 257 General Obligation Refunding Bonds
            (Ramble Ridge), 6.25% due 5/15/09                            104,116

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net     Market
  Amount            Tax-Exempt Securities (Continued)          Assets     Value
----------     --------------------------------------------   -------   --------

                     General Obligation (Continued)
                    -------------------------------

$150,000  Douglas County Nebraska School District No. 010, (Elkhorn
            Public Schools) General Obligation Bonds, Series of 1995
            6.40% due 12/15/08                                          $156,784

 100,000  Douglas County Nebraska School District No. 010, (Elkhorn
            Public Schools) General Obligation Bonds, Series of 1994
            6.60% due 12/15/10                                           105,190

 100,000  Douglas County Nebraska School District No. 010, (Elkhorn
            Public Schools) General Obligation Bonds, Series of 1994
            6.75% due 12/15/14                                           105,536

 100,000  Keith County School District 001 Nebraska, (Ogallala Public School)
            General Obligation School Building Bond, Series 1994B,
            6.30% due 11/15/09                                           104,349

 460,000  Lancaster County School District 001 (Lincoln) Lease Purchase
            General Obligation Bonds, 4.15% due 10/26/00                 460,000

 100,000  Lincoln-Lancaster County Public Building Commission
            General Obligation Bonds, Series 1994, 6.20% due 10/15/11    106,559

 100,000  Morrill County Nebraska School District No. 021, (Bayard)
            General Obligation Bonds, 5.80% due 5/15/06                  100,926

 100,000  City of North Platte Nebraska General Obligation Various
            Purpose Bonds, Series 1995, 6.20% due 3/15/15                104,541

 175,000  Saunders County, Nebraska School District #107 Cedar Bluffs
           Public Schools, General Obligation Bonds, 6.35% due 7/1/14    181,644

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net    Market
  Amount            Tax-Exempt Securities (Continued)          Assets    Value
----------     --------------------------------------------   -------   --------

                     General Obligation (Continued)
                     -------------------------------
$150,000  Western Nebraska Community College Certificates of Participation
            Lease Rentals, 6.55% due 10/15/13                           $160,960
                                                                       ---------
                                                                       2,574,384
                                                                       ---------

                             Hospital                        10.47%
                         ----------------                    ------
 100,000  Douglas County Nebraska Hospital Authority No. 2 Revenue
            Bonds, Health Care Facilities (Catholic Health Care Corp. A),
            5.85% due 11/15/03                                           104,683

 125,000  Douglas County Nebraska Hospital Authority No. 2 Revenue
            Bonds, Health Care Facilities (Catholic Health Care Corp. A),
            6.00% due 11/15/15                                           130,854

 100,000  Douglas County Nebraska Hospital Authority No. 1 Revenue
            Bonds, Health Care Facilities (Archbishop Bergan Mercy),
            6.25% due 11/15/22                                           101,793

 150,000  Douglas County, Nebraska, Douglas County Hospital
             Improvements Bonds, Series 1995, 5.10% due 07/01/04         153,480

 100,000  Gage County Nebraska Hospital Authority No.1 Hospital Revenue
            Bonds, (Beatrice Community Hospital and Health Center Project),
            6.40%  due 10/1/07                                           109,871

 200,000  Gage County Nebraska Hospital Authority No.1 Hospital Revenue
            Bonds, (Beatrice Community Hospital and Health Center Project),
            6.75%  due 10/1/14                                           224,866

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net     Market
  Amount            Tax-Exempt Securities (Continued)          Assets     Value
----------     --------------------------------------------   -------   --------

                          Hospital (Continued)
                         -----------------------

$100,000  Kearney County Nebraska Hospital Authority No. 1 Revenue
            Bonds, Series 1993 (Bethpage Mission of the Great Plains, Inc.),
             5.90% due 6/1/07                                           $103,007

 200,000  Lancaster County Nebraska Hospital Authority Hospital
            Revenue Bonds, Series 1992 A (Sisters of Charity Health Care
              Systems, Inc.), 6.25% due 5/15/12                          211,292
                                                                       ---------
                                                                       1,139,846
                                                                       ---------
                              Housing                         17.07%
                         ------------------                 ---------
 150,000  Nebraska Investment Finance Authority Hospital Revenue Bonds,
            (Great Plains Regional Medical Center Project), 6.50%
            due 5/15/14                                                  160,464

 200,000  Nebraska Investment Finance Authority Hospital Revenue Bonds,
            (Nebraska Methodist Healthcare System), 6.55% due 3/1/99     207,606

  75,000  Nebraska Investment Finance Authority Revenue Bonds,
            (Foundation Educational Building Fund), 7.00% due 11/1/09     75,000

 210,000  Nebraska Investment Finance Authority Multi-Family Revenue
            Bonds, (Waterbrook Apt. Project), 5.60% due 4/1/07           210,000

 100,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1995 Series A, 6.15% due 3/1/09               100,000

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net     Market
  Amount            Tax-Exempt Securities (Continued)          Assets     Value
----------     --------------------------------------------   -------   --------

                           Housing (Continued)
                         -----------------------

$100,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1995 Series A, 6.20% due 9/1/10              $100,000

 185,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1994 Series A-1, 6.30% due 3/1/17             185,000

 100,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1996 Series A, 5.95% due 3/1/27               100,000

 250,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1995 Series B, 6.40% due 9/1/26               250,000

 470,000  Nebraska Investment Finance Authority Single Family Housing
            Revenue Bonds, 1994 Series D-1, 7.30% due 9/1/26             470,000
                                                                       ---------
                                                                       1,858,070
                                                                       ---------
                               Power                            5.25%
                     -------------------------------            -----
 100,000  McCook Nebraska Public Power District Electric System Revenue
            and Refunding Bonds, 6.75% due 12/15/09                      105,149

 200,000  Municipal Energy Agency of Nebraska Power Supply System
            Revenue Refunding Bonds, 1992 Series A, 6.00% due 4/1/17     208,076

 150,000  Nebraska Public Power District Electric System Revenue Bonds,
            Series 1992 A, 6.25% due 1/1/12                              157,872

 100,000  Omaha Public Power District Electric System
            Revenue Bonds Series 1997A, 4.30% due 2/01/00                100,178
                                                                       ---------
                                                                         571,275
                                                                       ---------

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net     Market
  Amount            Tax-Exempt Securities (Continued)          Assets     Value
----------     --------------------------------------------   -------   --------

                          Transportation                       0.91%
                     -------------------------------          ------

$100,000  Omaha, Nebraska Airport Authority Airport Facilities Revenue
            Refunding Bonds, Series 1993, 5.50% due 1/1/13               $99,494
                                                                        --------

                         Various Revenues                   22.06%
                    ----------------------------           -------
 150,000  District Energy Corporation Nebraska Facility Revenue Bonds,
            Series 1993 (City-County Building and County Correctional
               Family Project), 5.50% due 7/1/13                         154,594

 130,000  City of Lincoln, Nebraska Parking Revenue Bonds,
            Series 1994 A, 5.20% due 8/15/14                             125,701

 250,000  City of Lincoln, Nebraska Parking Revenue Bonds,
            Series 1994 C, 6.10% due 8/15/09                             264,891

 100,000  City of Lincoln, Nebraska Parking Revenue Bonds,
            Series 1994 C, 6.15% due 8/15/11                             106,143

  50,000  Lincoln-Lancaster County Public Building Commission
            Tax Supported Lease Rental Rev Bldg Bonds                     50,942
            Series 1996, 6.10% due 10/15/99

 100,000  Nebraska Investment Finance Authority Single Family
            Housing Revenue Bonds, Series 1997A,
            5.85% due 9/01/17                                            100,000

 235,000  Nebraska Investment Finance Authority Single Family
            Housing Revenue Bonds, Series 1996E, 6.25%
               due 9/01/28                                               235,000

                             NEBRASKA TAX-FREE FUND
                      SCHEDULE OF INVESTMENTS (Continued)

                                                               Percent
 Principal                                                     of Net     Market
  Amount            Tax-Exempt Securities (Continued)          Assets     Value
----------     --------------------------------------------   -------   --------

                      Various Revenues (Continued)
                     -------------------------------

$200,000  Nebraska Public Gas Agency Gas Supply System Revenue
            Bonds, Series  A, 6.25% due 4/1/05                          $209,622

 200,000  Nebraska Public Gas Agency Gas Supply System Revenue
            Bonds, Series  A, 5.65% due 4/1/06                           204,334

 425,000  City of Omaha Auditorium Facilities Corporation (Omaha
            Civic Project), Series 1996, 4.35%, due 8/15/00              425,306

 490,000  Nebraska Juvenile Services, Detention Facility Lease
            Revenue Bonds, Series 1997, 6.375%, due 6/01/17              526,289
                                                                       ---------
                                                                       2,402,822
                                                                       ---------


         Total Investment in Securities (cost $10,178,381)    96.03% $10,455,251
         Cash Equivalents                                      2.76%     300,272
         Other Assets, less Liabilities                        1.21%     131,663
                                                             -------  ----------
         NET ASSETS                                          100.00% $10,887,186


                 See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1997



ASSETS:
  Investments in securities, at market value (cost $10,178,381)     $10,455,251
  Cash equivalents                                                      300,272
  Accrued interest and dividends receivable                             139,950
                                                                   ------------
       Total assets                                                  10,895,473
                                                                   ------------

LIABILITIES:
  Accrued expenses, including investment management,
    administration and distribution expense reimbursements
    payable to the adviser, administrator and distributor (note 3)        8,287
                                                                   ------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                  $10,887,186
                                                                   ============

NET ASSETS ARE REPRESENTED BY:
  Capital stock outstanding, at par                                      $1,103
  Additional paid-in capital                                         11,008,288
  Accumulated undistributed net investment income                        18,109
  Accumulated undistributed net realized loss on investments           (417,184)
  Unrealized appreciation (note 4)                                      276,870
                                                                   ------------
       Total amount representing net assets applicable to
         1,102,995 outstanding shares of $.001 par value
        common stock (50,000,000 shares authorized)                 $10,887,186
                                                                  =============

  Net asset value per share                                               $9.87


See accompanying notes to financial statements.

                           NEBRASKA TAX-FREE FUND
                           STATEMENT OF OPERATIONS
                          YEAR ENDED JUNE 30, 1997



INVESTMENT INTEREST INCOME:                                          $550,513
                                                                    ----------

EXPENSES (NOTE 3):
    Investment advisory fees                                           14,681
    Administration fees                                                12,234
    Distribution expenses                                              24,449
    Custodial fees                                                      4,939
    Other operating expenses                                            9,689
                                                                    ----------
        Total expenses                                                 65,992
                                                                    ----------
        Net investment income                                         484,521
                                                                    ----------

REALIZED LOSS AND UNREALIZED  APPRECIATION  (DEPRECIATION)
 ON INVESTMENTS (NOTE  4):
    Net realized loss                                                 (30,380)
                                                                    ----------
    Net unrealized appreciation (depreciation)
        Beginning of period                                            (2,162)
        End of period                                                 276,870
                                                                    ----------
           Net unrealized appreciation                                279,032
                                                                    ----------
        Net realized and unrealized gain on investments               248,652
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $733,173
                                                                    ==========

See accompanying notes to financial statements.


                                 LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                 STATEMENTS OF CHANGES IN NET ASSETS Years Ended
                             June 30, 1997 and 1996


                                                                Year Ended     Year Ended
                                                               June 30, 1997  June 30, 1996
                                                               -------------  -------------
Operations:
    Net investment income                                          $484,521       $523,615
    Net realized loss on investments                                (30,380)       (77,341)
    Unrealized appreciation (depreciation) on investments           279,032         (4,154)
                                                                  ---------       --------
      Net increase in net assets resulting from operations          733,173        442,120
                                                                  ---------       --------

Dividends paid to shareholders from net investment income:          486,874        527,052
                                                                  ---------       --------

Capital share transactions:
    Proceeds from shares sold (334,533 and 244,434 shares)        3,277,247      2,401,890
    Distributions reinvested (29,522 and 29,550 shares)             288,578        290,084
    Payment for redemptions (269,196 and 349,802 shares)         (2,628,675)    (3,427,170)
                                                                  ---------       --------
      Net increase (decrease) from capital share transactions
         (94,859 and 75,818 shares)                                 937,150       (735,196)
                                                                  ---------       --------
Total increase (decrease) in net assets                           1,183,449       (820,128)

Net assets:
  Beginning of period                                             9,703,737     10,523,865
                                                                  ---------       --------
  End of period                                                 $10,887,186     $9,703,737


See accompanying notes to financial statements.


                                 LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                              FINANCIAL HIGHLIGHTS
          YEARS ENDED JUNE 30, 1997, 1996 AND JUNE 30, 1995 AND FOR THE
     PERIOD FROM JULY 2, 1993 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1994


                                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                                 JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995 JUNE 30, 1994
                                                 ------------- ------------- ------------- -------------
NET ASSET VALUE:
  Beginning of period                                  $9.63        $9.71         $9.42       $10.00
                                                       -----        -----         -----       ------

  Income (loss) from investment operations:
     Net investment income                              0.48         0.49          0.48         0.50
     Net realized and unrealized gain
        (loss) on investments                           0.24        (0.08)         0.29        (0.63)
                                                        ----        ------         ----        ------
       Total gain (loss) from investment operations     0.72         0.41          0.77        (0.13)
                                                        ----         ----          ----        ------

  Less distributions from net investment income         0.49        (0.49)        (0.48)       (0.45)
                                                        ----        ------        ------       ------

  End of period (1)                                    $9.87        $9.63         $9.71        $9.42
                                                       =====        =====         =====        =====

TOTAL RETURN (1)                                        7.1%         4.3%          8.5%        (1.6)%*
                                                        ====         ====          ====        ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                      $10,887,186    $9,703,737   $10,523,865   $8,893,922

  Ratio of expenses to average net assets               0.67%        0.76%         0.71%        0.41%*
  Ratio of net income to average net assets             4.95%        4.96%         5.15%        4.99%*
  Portfolio turnover rate                              19.76%       17.53%        34.96%        7.45%



*Annualized
(1) Excludes maximum sales charge of 3.90%

See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

1.  ORGANIZATION

    SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. These financial statements apply only to the Nebraska Tax-Free Fund (the Fund).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

    USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

    VALUATION OF INVESTMENTS: Fund securities are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

    All securities are valued in accordance with the above policies at the close of each business day provided that the Fund has shareholder activity.

    At June 30, 1997, the cost of investment securities is identical for financial reporting and income tax purposes.

    SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is accrued daily. Amortization of bond premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains or losses are determined by specifically identifying the security sold.

    FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The Fund prepares its tax return on an accrual basis. There will be no net

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  CONTINUED

    realized gain distributions until the net realized loss carry forwards have been offset or expired. The Fund has unused capital loss carry forwards of approximately $417,000 available for federal income tax purposes at June 30, 1997. The loss begins expiring in 2003.

    DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders are recorded on the ex-dividend date.

    CASH EQUIVALENTS: The Trust considers investments with a maturity of three months or less when purchased to be cash equivalents.

3.  RELATED PARTY TRANSACTIONS

    The Fund has retained CONLEY SMITH, Inc. (the Adviser) as its exclusive investment adviser. The agreement provides that the Fund will pay the Adviser a fee equal to .15% per annum of its average daily net assets.

    The  Fund  also  retained  Lancaster   Administrative  Services,  Inc.  (the
    Administrator), to act as its administrator and transfer agent. The agreement provides that the Fund will pay a fee to the Administrator equal to .125% per annum of the average daily net assets.

    In addition to the advisory and administrative services agreements, the Fund has retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the Fund's shares. Pursuant to the distribution plan under Rule 12b-1, the Fund will reimburse the Distributor for shareholder-related expenses incurred in connection with the distribution of the Fund's shares, however under no circumstances shall such reimbursement exceed .25% per annum of the Fund's average daily net assets.

    Under the terms of the advisory, administrative and distribution agreements outlined above, the Fund paid $14,681, $12,234, and $24,449, respectively, for such services. Of the amount paid to the Distributor, $16,304 was retained by them for the sale of shares made by their agents and brokers. The Distributor also received $7,988 and retained $6,397 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund shares. Such sales charges are not an expense of the Fund and hence are not reflected in the accompanying statement of operations.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS


3.  CONTINUED

    Under the terms of the advisory agreement, the Adviser may be obligated to reimburse the Fund up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Fund, including the Adviser's fee, exceed certain limitations. At June 30, 1997 no expense reimbursement was required.

    In addition to the amount paid by the Fund under the advisory, administration and distribution plans, the Fund used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on their behalf. SMITH HAYES was paid commissions in the amount of $22,488 for their brokerage services during the year ended June 30, 1997.

    At June 30, 1997, the directors, officers, and employees of the Trust, the Adviser, Administrator and Distributor and their immediate families held 12,759 shares at a value of $125,930.

4.  SECURITIES TRANSACTIONS

    The Fund made purchases and sales of investment securities of $2,834,119 and $1,887,031, respectively, during the year ended June 30, 1997.

    At June 30, 1997, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities were $282,049 and $5,179, respectively.

                                LANCASTER FUNDS

                           INSTITUTIONAL MONEY MARKET

                                  ANNUAL REPORT
                                  JUNE 30, 1997

                  Independent Auditors' Report ..................   1

                  Statement of Net Assets........................   2

                  Statement of Operations........................   4

                  Statements of Changes in Net Assets............   5

                  Financial Highlights...........................   6

                  Notes to Financial Statements..................   7

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of net assets of the Lancaster Funds Institutional Money Market Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period November 12, 1992 (commencement of operations) to June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lancaster Funds Institutional Money Market Fund as of June 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 25, 1997

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1997


                                                           YIELD AT
      PAR                                                   TIME OF    AMORTIZED
     VALUE                     DESCRIPTION                 PURCHASE       COST
----------------   -------------------------------------   ---------- ----------

CERTIFICATES OF DEPOSIT -- 1.1%
        $95,000    First National Bank,                      5.40%      $95,000
                      Lewellen, Nebraska, due 11/23/97

         95,000    First Bank & Trust Company,
                     Cozad, Nebraska, due 6/16/98            5.85%       95,000

         95,000    Curtis State Bank,
                     Curtis Nebraska, due 3/16/98            6.00%       95,000

         95,000    First National Bank
                     Holdrege Nebraska, due 11/10/97         6.00%       95,000

         95,000    Havelock Bank
                     Lincoln Nebraska, due 8/6/97            5.15%       95,000
                                                                  -------------

                   Total (cost $475,000)                                475,000
                                                                  -------------

GOVERNMENT SECURITIES -- 10.2%
      3,000,000    Fannie Mae, due 7/22/97                            2,990,365

      1,388,925    Goldman Sachs MM                                   1,388,925
                                                                  -------------

                   Total (cost $4,379,290)                            4,379,290
                                                                  -------------

TRUST CERTIFICATES -- U.S. GOVERNMENT GUARANTEED STUDENT LOANS -- 88.7%
     38,000,000    Mid-America Student Finance Trust, due
                   9/16/97 to 6/29/98 (cost $38,000,000)    5.48%*  $38,000,000
                                                                  -------------

TOTAL INVESTMENTS -- 98%                                             42,854,290

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                            JUNE 30, 1997 (CONTINUED)



EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- 2%
 (Includes $14,726 payable to investment adviser,
  administrator and distributor and $168,343
  dividends payable to shareholders)                                    (10,773)
                                                                  -------------


NET ASSETS -- 100%
    Applicable to 42,843,517 outstanding shares of $.001
    par value common stock (100,000,000 shares authorized)          $42,843,517
                                                                  =============
NET ASSET VALUE:
    Offering and redemption price per share                               $1.00
                                                                  =============



*Interest rate fluctuates with 3-month U.S. Treasury Bill rate, subject to no longer than 5-day settlement.


See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1997




Investment Interest Income                             $2,686,092
                                                        ---------
Expenses (note 2):
    Investment advisory fees                               48,545
    Administration fees                                    58,254
    Distribution fee                                       96,972
    Custodial fees                                         26,035
    Other expenses                                         53,105
                                                        ---------
        Total expenses                                    282,911
                                                        ---------
Net Investment Income                                  $2,403,181
                                                        =========


See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                    STATEMENTS OF CHANGES IN NET ASSETS YEARS
                          ENDED JUNE 30, 1997 AND 1996



                                                  Year Ended        Year Ended
                                                 June 30, 1997    June 30, 1996
                                                 -------------    -------------
From Investment Operations:
    Net investment income
      distributed to shareholders                  $2,403,181       $1,408,128
                                                    =========        =========
From Share Transactions:
  (at constant net asset value of $1 per share)
    Shares sold                                    69,935,250      101,840,935
    Shares issued in reinvestment of
      dividends from net investment income          2,122,027          992,239
                                                   ----------      -----------
                                                   72,057,277      102,833,174

    Shares redeemed                                95,976,861       60,407,009
                                                   ----------      -----------
    Total increase (decrease) in net assets
      derived from share transactions             (23,919,584)      42,426,165

Net Assets:
    Beginning of period                            66,763,101       24,336,936
                                                   ----------      -----------
    End of period                                 $42,843,517      $66,763,101
                                                   ==========      ===========


See accompanying notes to financial statements.



                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
             YEARS ENDED JUNE 30, 1997, 1996, 1995 AND 1994 AND THE
  PERIOD FROM NOVEMBER 12, 1992 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1993


                                       Year Ended      Year Ended    Year Ended     Year Ended    Period Ended
                                     June 30, 1997   June 30, 1996  June 30, 1995  June 30, 1994  June 30, 1993
                                    --------------  --------------  -------------  -------------  ------------
Net asset value:
  Beginning of period                    $1.00          $1.00         $1.00           $1.00         $1.00
                                         -----          -----         -----           -----         -----
  Income from investment operations,
    Net investment income                 0.050          0.052         0.054           0.040         0.009

  Less distributions,
    Dividends from net investment income (0.050)        (0.052)       (0.054)         (0.040)       (0.009)
                                          -----          -----         -----           -----         -----

  End of period                          $1.00          $1.00         $1.00           $1.00         $1.00
                                          =====         =====         =====           =====         =====
Yield                                     4.81%          5.02%         5.63%           4.52%         4.28%*
                                          =====         =====         =====           =====         =====
Effective yield                           4.92%          5.14%         5.79%           4.62%         4.37%*
                                          =====         =====         =====           =====         =====
Ratios/Supplemental data:
  Net assets, end of period         $42,843,517    $66,763,101   $24,336,936     $28,008,803   $14,855,439

  Ratio of expenses to average net assets 0.58%          0.57%         0.54%           0.61%         0.68%*

  Ratio of net income to average
     net assets                           4.95%          5.17%         5.42%           4.05%         4.40%*


*Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Company) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. These financial statements relate only to the Institutional Money Market Fund (the Fund).

    The following is a summary of significant accounting policies employed by the Company in preparing its financial statements.

    USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

    VALUATION OF INVESTMENTS: Fund securities are valued at amortized cost. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost as defined is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share. The Fund maintains a constant net asset value of $1 per share.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains or losses on sales of investments are determined by specifically identifying the issue sold. In computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

    FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to have the Fund distribute virtually all of its taxable income generated to it's shareholders. Therefore, no liability for Federal income taxes is required. On a calendar year basis, the Fund will distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any Federal excise taxes. The Fund prepares its tax return on an accrual basis.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS


1.  CONTINUED

    DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders are accrued and declared daily from net investment income. Payments or reinvestments of dividends are made monthly.

    TRUST CERTIFICATES: The trust certificates represent U. S. Government guaranteed student loans held by Mid-America Student Finance Trust (the Trust). The Trust invests in eligible student loans issued under the Higher Education Act of 1965 as amended (the Act) established by the U. S. Government to provide access to funds for students attending post-secondary institutions. The Trust purchases the student loans from Nebraska and Iowa banks who are eligible lenders as defined by the Act. The terms of the loans, which vary on an individual basis, generally provide for repayment in monthly installments over a period normally not in excess of ten years.

    All of the student loans are guaranteed by various authorized guarantee agencies who have contracts of reinsurance with the Department of Education. These guarantees are made subject to the performance of certain loan servicing procedures stipulated by the Act. If these due diligence requirements are not met, the affected loans may not be covered by the guarantees should the borrower default.

    For liquidity purposes, certain banks have entered into unconditional agreements to repurchase a predetermined amount of student loans from the Trust upon five days written notice. The maximum amount any bank is obligated to repurchase is five percent of the total student loans owned by the Trust. The repurchase agreements are cancelable with 30 days advance written notice. At June 30, 1997, 18 banks have entered into repurchase agreements for an aggregate total of $93,000,000.

2.  MANAGEMENT FEE, DISTRIBUTION EXPENSE AND TRANSACTIONS WITH AFFILIATES

    The Fund has retained CONLEY SMITH, Inc. (the Adviser) as its exclusive investment adviser. Under the terms of the agreement the adviser is paid a monthly fee computed at an annual rate of .10% of the average daily net assets of the Fund.

    The Fund has also retained Lancaster Administrative Services, Inc. (the Administrator), to act as its administrator and transfer agent. The agreements provide for a fee computed and paid monthly at an annual rate of .12% of the average daily net assets of the Fund.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  CONTINUED

    The Fund has retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the Fund's shares. Pursuant to the shareholder approved distribution plan under Rule 12b-1, the Fund will reimburse the Distributor for shareholder-related expenses incurred in connection with the distribution of the Fund's shares. Aggregate payments cannot exceed the annual rate of .20% of the Fund's average daily net assets.

    Under the terms of the advisory, administrative and distribution agreements outlined above, the Fund paid $48,545, $58,254 and $96,972, respectively, for such services.

    In addition to the amounts paid under the advisory, administration and distribution plans, the Fund primarily used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on its behalf. As is customary in the industry, the adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $469 for brokerage services during the year ended June 30, 1997.

    At June 30, 1997, the directors, officers, and employees of the Company, the Adviser, Administrator, Distributor and their immediate families held 1,137,248 shares of the Fund, which constituted 2.65% of the Fund's outstanding shares.

                                LANCASTER FUNDS
                               200 CENTRE TERRACE
                                 1225 L STREET
                                 P.O. BOX 83000
                             LINCOLN, NE 68501-3000
                                 (402) 476-3000
                                 (800) 279-7437